AMENDMENT NO. 2
                   TO AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 21, 1995 ("this Amendment"), between WESTERN PUBLISHING GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the banks listed on the signature pages hereto (individually, a "Bank" and, collectively, the "Banks"); FLEET BANK, a New York bank, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"); and THE BANK OF NEW YORK, a New York bank, as co-agent for the Banks (in such capacity, together with its successors in such capacity, the "Co-Agent").

     WHEREAS, the Company, the Banks, the Agent and the Co-Agent are parties to an Amended and Restated Credit Agreement dated as of May 31, 1994, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 4, 1994 (the "Credit Agreement"), which provides, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) by the Banks to the Company; and

     WHEREAS, the Company, the Banks, the Agent and the Co-Agent wish to amend the Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement that are used herein have the same meanings herein as are ascribed to such terms in the Credit Agreement.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of December 24, 1994, the Credit Agreement is hereby amended as follows:

     A. Section 2.03 of the Credit Agreement is hereby amended by adding a new paragraph (l) thereto which reads as follows:

      (l) Notwithstanding anything to the contrary in this Section 2.03, no Letters of Credit shall be issued pursuant to this Section 2.03 after February 1, 1995. Upon the expiration of any Letter of Credit after February 1, 1995, the aggregate amount of the Letter of Credit Commitments shall be automatically and permanently reduced by the aggregate amount of Letter of Credit Liabilities relating to such Letter of Credit.

     B. Sections 2.04 and 4.04 of the Credit Agreement are hereby amended by deleting the amount "$1,000,000" each time it appears in such Sections and substituting in each instance the amount "$100,000" therefor.

     C. Section 8.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           (a) as soon as available and in any event within 20 Business Days after the end of each fiscal month other than January, 1995 (except that,

      in the case of fiscal February, March and April, such delivery shall be made within 30 Business Days after the end of each such fiscal month), consolidated and consolidating statements of operations, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that said financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries, and the unconsolidated financial condition and results of operations of the Company and of each of its Consolidated Subsidiaries, in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments);

     D. The last paragraph of Section 8.01 of the Credit Agreement is hereby amended by deleting the references to Sections 8.10, 8.11, 8.12, 8.18 and 8.19 appearing therein and substituting therefor a reference to Section 8.24.

     E. Sections 8.10, 8.11, 8.12, 8.17, 8.18 and 8.19 of the Credit Agreement are hereby deleted.

     F. Section 8.24 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           Section 8.24. Loss Before Interest Expense and Income Taxes. The Company will not permit its cumulative Loss Before Interest Expense and Income Taxes (determined on a consolidated basis in accordance with GAAP), excluding any restructuring charges, as of the dates set forth below for the period from and including January 29, 1995 through any such date to exceed the amount set forth opposite such date:

             Period Ending:                         Amount:
             -------------                          ------
           February 25, 1995                     $ 7,500,000
           March 25, 1995                        $12,200,000
           April 29, 1995                        $17,400,000
           May 27, 1995                          $18,500,000

     G. Section 8.01 of the Credit Agreement is hereby amended by redesignating subsection (l) thereof as subsection (m), and by adding a new subsection (l) which reads as follows:

           (l) On or prior to March 15, 1995, a report in reasonable detail describing the Company's financial situation and the status of the Company's efforts, and the actions proposed to be taken by the Company, to repay or refinance all outstanding Loans on or prior to the Commitment Termination Date.

     H. Section 9(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


           (e) The Company shall default in the performance of any of its obligations under any of Section 8.05, 8.06, 8.07, 8.08, 8.09, 8.14, 8.16
      or 8.23 hereof; or the Company or Western shall default in the performance of any of its other obligations in this Agreement or any other Loan Document and such default shall continue unremedied for a period of thirty days (or, in the case of any default in the performance of its obligation to deliver any certificate as required pursuant to the last paragraph of
      Section 8.01, five Business Days) after notice thereof to the Company by the Agent or any Bank through the Agent); or

     Section 3. Reduction of Commitments. Effective as of the date hereof, pursuant to Section 2.04(b) of the Credit Agreement, the Company hereby permanently reduces the aggregate amount of (i) the Facility B Commitments to $7,000,000 and (ii) the Letter of Credit Commitments to $747,491.19.

     Section 4. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in
Section 7 of the Credit Agreement are true and complete in all material respects on the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to the Credit Agreement as amended by this Amendment.

     Section 5. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

     A. This Amendment shall have been executed and delivered by the Company and by the Majority Banks.

     B. The Company shall have prepaid the Facility B Loans in an amount equal to $10,000,000.

     C. The Company shall have paid all reasonable out-of-pocket costs and expenses of the Agent and the Co-Agent, including, without limitation, the reasonable fees and expenses of Weil, Gotshal & Manges and Alvarez & Marsal, invoiced prior to the effectiveness of this Amendment.

     D. The Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

           (1) Corporate Documents. The following documents, each certified as indicated below:

                 (a) if the certificate of incorporation of the Company has been amended since the date of the certification thereto delivered pursuant to Section 6.01 of the Credit Agreement, a copy of such certificate, as amended, of the Company;

                 (b) a certificate of the Secretary or an Assistant Secretary of the Company, dated as of a recent date and certifying (i) that attached thereto is a true and complete copy of the by-laws of the

           Company as in effect on the date of such certificate or that the by-laws of the Company have not been amended since the date of the certification thereto delivered pursuant to Section 6.01 of the Credit Agreement, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Amendment and the performance of the Credit Agreement as amended hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (iii) that the certificate of incorporation of the Company has not been amended since the date of the certification thereto furnished pursuant to clause (a) above or Section 6.01 of the Credit Agreement, as the case may be, and (iv) as to the incumbency and specimen signature of each officer of the Company executing this Amendment and each other document to be delivered by the Company from time to time in connection with the Credit Agreement as amended hereby (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Company); and

                 (c) a certificate of another officer of the Company as to the incumbency and specimen signature of the Secretary or such Assistant Secretary of the Company.

           (2) Opinion of Counsel to the Company. An opinion of Morgan, Lewis & Bockius, counsel to the Company, in the form attached hereto as Exhibit A.

           (3) Other Documents. Such other documents as the Agent or any Bank or counsel to the Banks may reasonably request.

     Section 6.  Expenses.  Without limiting its obligations under Section
11.03 of the Credit Agreement, the Company agrees to pay, promptly following demand, all reasonable out-of-pocket costs and expenses of the Agent and the Co-Agent (including the reasonable fees and disbursements of Weil, Gotshal & Manges, counsel to the Agent and the Banks, and Alvarez & Marsal, consultant to the Agent and the Banks) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

     Section 7. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State on New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

WESTERN PUBLISHING GROUP, INC.

By   /s/ Steven M. Grossman
   ----------------------------------------
    Title: Executive Vice President, Chief
           Financial Officer

FLEET BANK

By   /s/ Patrick F. McAuliffe
   ----------------------------------------
    Title: Senior Vice President

THE BANK OF NEW YORK

By   /s/ Richard P. Hebner
   ----------------------------------------
    Title: Vice President

CREDIT LYONNAIS
 NEW YORK BRANCH

By   /s/ David Bonington
   ----------------------------------------
    Title: Vice President

By
   ----------------------------------------
    Title:

THE DAIWA BANK, LTD.

By   /s/ Jim Broadley
   ----------------------------------------
    Title: Vice President

MELLON BANK, N.A.

By   /s/ Alan J. Kopolow
   ----------------------------------------
    Title: Vice President

NATIONAL WESTMINSTER BANK USA

By
   ----------------------------------------
    Title:

STANDARD CHARTERED BANK

By
   ----------------------------------------
    Title:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By   /s/ Paul Sedio
   ----------------------------------------
    Title: Vice President

THE FIRST NATIONAL BANK OF BOSTON

By   /s/ Ron A. Ferguson
   ----------------------------------------
    Title: Vice President

FLEET BANK,
   as Agent

By   /s/ Patrick F. McAuliffe
   ----------------------------------------
    Title: Senior Vice President

THE BANK OF NEW YORK
   as Co-Agent

By   /s/ Richard P. Hebner
   ----------------------------------------
    Title: Vice President